Tennessee Gas Pipeline                                           EXHIBIT 10.24
Tenneco Energy
1010 Milam Street
PO Box 2511
Houston, Texas 77252 2511

Tel 713 757 2131

                                              June 25, 1996

C.W. FLEENOR
PIEDMONT NATURAL GAS COMPANY INC
1915 REXFORD ROAD
CHARLOTTE, NC 28211

                                              RE: Amendment No. 1 to
                                              Gas Storage Service Agreement
                                              Dated May 1, 1994
                                              Service Package No. 6815

Dear CHUCK:

TENNESSEE GAS PIPELINE COMPANY and PIEDMONT NATURAL GAS COMPANY INC (PIEDMONT) agree to amend the Agreement effective July 1, 1995, to change the Maximum Storage Quantity and Injection/Deliverability Rights as reflected in the Attached Revised Exhibit A.

Except as amended herein, all terms and provisions of the Agreement shall remain in full force and effect as written.

If the foregoing is in accordance with your understanding of the Agreement, please so indicate by signing and returning to my attention both originals of this letter. Upon Tennessee's execution, an original will be forwarded to you for your files.

Should you have any questions, please do not hesitate to contact me at
(713) 757-2576.

                                        Best regards,

                                        TENNESSEE GAS PIPELINE COMPANY

                                        /s/ Richard Denney
                                        -------------------------------------
                                        RICHARD DENNEY
                                        CENTRAL ACCOUNTS

PIEDMONT NATURAL GAS COMPANY INC
June 25, 1996
Page 2
Contract number: 6815
Amendment number: 1
Amendment effective date:  July 1, 1995

ACCEPTED AND AGREED TO This 19 Day of July, 1996

TENNESSEE GAS PIPELINE COMPANY

By:     /s/ J. P. Dickerson
        --------------------------------------
Title:  Agent and Attorney in Fact

ACCEPTED AND AGREED TO
This 30 Day of July, 1996

PIEDMONT NATURAL GAS COMPANY INC

By:    /s/   Thomas E. Skains
       ---------------------------------------
Title: Senior Vice President Gas and Services

                          GAS STORAGE SERVICE AGREEMENT

                                   EXHIBIT "A"
                  AMENDMENT #1 TO GAS STORAGE SERVICE AGREEMENT
                                DATED May 1, 1994
                                     BETWEEN
                         TENNESSEE GAS PIPELINE COMPANY
                                       AND
                        PIEDMONT NATURAL GAS COMPANY INC

PIEDMONT NATURAL GAS COMPANY INC
EFFECTIVE DATE OF AMENDMENT: July 1, 1995
RATE SCHEDULE: FS
SERVICE PACKAGE: 6815
SERVICE PACKAGE MSQ: 2,901,943
WITHDRAWAL QUANTITY: 50,798
INJECTION QUANTITY: 19,347
SERVICE POINT: Compressor Station 087 - PORTLAND Storage

METER     METER NAME                                      COUNTY     ST            ZONE    1/W       LEG  TOTAL-TQ     BILLABLE-TQ
-----------------------------------------------------------------------------------------------------------------------------------
 060020   TGP - PORTLAND STORAGE INJECTION                SUMNER     TN             01      1        100  19,347         19,347

                                                                             Total Injection TQ:          19,347         19,347


070020    TGP - PORTLAND STORAGE WITHDRAWAL               SUMNER     TN             O1      W        100  50,798         50,798


                                                                             Total Withdrawal TQ:         50,798         50,798

NUMBER OF INJECTION POINTS: 2
NUMBER OF WITHDRAWAL POINTS: 2

NOTE: EXHIBIT "A" REFLECTION OF THE CONTRACT AND ALL AMENDMENTS AS OF THE AMENDMENT EFFECTIVE DATE.

                        GAS STORAGE SERVICE AGREEMENT

                                EXHIBIT "A-1"
                          SHOWING REQUESTED CHANGES
                AMENDMENT #1 TO GAS STORAGE SERVICE AGREEMENT
                              DATED May 1, 1994
                                   BETWEEN
                        TENNESSEE GAS PIPELINE COMPANY
                                     AND
                       PIEDMONT NATURAL GAS COMPANY INC

PIEDMONT NATURAL GAS COMPANY INC
EFFECTIVE DATE OF AMENDMENT: July 1, 1995
RATE SCHEDULE: FS
SERVICE PACKAGE: 6815
SERVICE PACKAGE MSQ: 0
WITHDRAWAL QTY: 970
INJECTION QTY: 0
SERVICE POINT: Compressor Station 087 - PORTLAND Storage

METER     METER NAME                            COUNTY           ST          ZONE  1/W     LEG    TOTAL-TQ     BILLABLE-TQ
-----------------------------------------------------------------------------------------------------------------------------------
                                                                Total Injection TQ:                    0             0

 070020   TGP - PORTLAND STORAGE WITHDRAWAL     SUMNER          TN           01     W      100       970           970

                                                                Total Withdrawal TQ:                 970           970

NUMBER OF INJECTION POINTS AFFECTED: 1
NUMBER OF WITHDRAWAL POINTS AFFECTED: 2